EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with this Amendment No. 1 to Form 10-Q of webMethods, Inc. (the Company) for the period ended December 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, David Mitchell, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Mitchell

Name: David Mitchell

Title:	President and Chief Executive Officer
Date: February 14, 2005